UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2022 (July 27, 2022)

QUEST PATENT RESEARCH CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	33-18099-NY	11-2873662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 Theodore Fremd Ave., Suite 206S, Rye, NY	10580-1411
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 743-7577

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 27, 2022, the Company amended its amended and restated certificate of incorporation following approval of the amendment by the stockholders at the 2022 annual meeting of stockholders which was held on July 27, 2022. A copy of the certificate of amendment is filed as an exhibit to this Form 8-K.

The amendment (i) decreases the number of authorized shares of common stock from 10,000,000,000 shares to 30,000,000 shares and (ii) effects a one-for-100 reverse split whereby each share of common stock, par value $0.00003 per share, became and was converted into 0.01 of a share of such common stock, with fractional shares being rounded up to the next higher whole number of shares.

The Company’s stock symbol will stay the same at QPRC, however, to avoid confusion, for 20 days after the reverse split becomes effective, there will be a D at the end of the symbol, which will be QPRCD.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 27, 2022, the Company held its 2022 annual meeting of stockholders. At the meeting, the stockholders voted on the election of two Class I directors, one Class II director and one Class III director, the proposal to ratify the selection of Rosenberg Rich Baker Berman, P.A as our independent auditor for 2022, and the proposal to approve the amendment to the Company’s restated certificate of incorporation to effect a one-for-100 reverse split of the Company’s common stock, and to decrease the authorized common stock to 30,000,000 shares

The nominees recommended by the board of directors were elected.

The results of the voting for nominees for Class I directors was as follows:

Name	Votes For	Votes Withheld
Jon C. Scahill	396,841,342	2,951.207
Ryan T. Logue	396,841.342	2,951,207

The results of the voting for the nominees for Class II director was as follows:

Name	Votes For	Votes Withheld
Timothy J. Scahill	383,365,333	16,427,216

The results of the voting for the nominees for Class III director was as follows:

Name	Votes For	Votes Withheld
Dr. William Ryall Carroll	383,367,720	16,424,829

The vote for the proposals to ratify selection of Rosenberg Rich Baker Berman, P.A. as independent auditor for 2022 and to approve the amendment to the Company’s amended and restated certificate of incorporation (a) to effect a one-for-100 reverse split of the Company’s common stock, and (b) to decrease the authorized common stock to 30,000,000 shares was as follows:

Proposal	For	Against	Abstain
To ratify selection of Rosenberg Rich Baker Berman, P.A. as independent auditor for 2022	396,445,452	1,165,357	2,181,740
To approve the amendment to the Company’s amended and restated certificate of incorporation (a) to effect a one-for-100 reverse split of the Company’s common stock, and (b) to decrease the authorized common stock to 30,000,000 shares	372,966,481	26,721,942	104,126

Item 9.01. Financial Statements and Exhibits.

Exhibits

3.1	Certificate of amendment to the Company’s amended and restated certificate of incorporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST PATENT RESEARCH CORPORATION

Date: July 28, 2022	By:	/s/ Jon C. Scahill
Jon C. Scahill
Chief Executive Officer

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